Report of Independent Auditors


We consent to the incorporation by reference in the Post-Effective Amendment No. 2 to Form S-8 Registration Statement for the ALLTEL Corporation Incentive Stock Option Plan (No. 2-99523); Form S-8 Registration Statement for Systematics, Inc. 1981 Incentive Stock Option Plan (No. 33-35343); Form S-8 Registration Statement for the ALLTEL Corporation 1991 Stock Option Plan (No. 33-48476); Form S-8 Registration Statement for the ALLTEL Corporation 1994 Stock Option Plan (No. 33-54175); Form S-8 Registration Statement for the ALLTEL Corporation Thrift Plan (No. 33-56291); and Form S-8 Registration Statement for the ALLTEL Corporation 1994 Stock Option Plan for Employees (No. 33-65199) of our report dated March 6, 1998, with respect to the consolidated financial statements and schedule of 360 Communications Company, included in ALLTEL Corporation's Annual Report on Form 10-K the year ended December 31, 1998.




                                        /s/Ernst & Young LLP

Chicago, Illinois
March 24, 1999

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